MONTEAGLE INFORMED INVESTOR GROWTH FUND

PROSPECTUS DATED JUNE 26, 2009
AS SUPPLEMENTED JULY 20, 2009

Due to the Fund’s performance during the past year, a traumatic period when the Sub-adviser employed temporary defensive measures (as discussed on page 3 of the prospectus), Fund assets have increased in the past few months.  In light of the increase in assets and current market conditions, the Trust has decided to supplement the discussion of PRINCIPAL INVESTMENT STRATEGY on pages 1 and 2 of the prospectus which ends with the following paragraph.

From time to time, the Fund's Sub-adviser may determine that only a limited number of companies meet the criteria for investment described above.  At such times, all or a significant portion of the Fund's assets may be invested in broad market index exchange traded funds ("ETFs"), money market instruments (including money market mutual funds) or repurchase agreements for an extended period of time.

The Fund’s Sub-adviser has determined that only a limited number of companies currently meet the criteria for investment; and that, in light of chaotic market conditions, additional caution and strict adherence to its investment strategy is essential.  In light of such, the Sub-adviser is proceeding in a studied and cautious manner to invest Fund assets; and a significant portion of the Fund's assets has been invested in ETFs and cash items.

The Sub-adviser views ETF’s as risky investments because they are more volatile – particularly those that are leveraged or inversely related to the market.   To address this risk, the Sub-adviser has strict sell procedures in place.